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                                                                  EXHIBIT 10.39


                            LIMITED RECOURSE GUARANTY

                  THIS LIMITED RECOURSE GUARANTY ("Guaranty"), dated as of January 24, 2002, is made by Leonard Black, an individual with an office c/o Commercial Consolidators Corp. at 5255 Yonge Street, Suite 1010, Toronto, ON M2N 6P4, Canada (the "Guarantor") in favor of Alpha Capital Aktiengesellschaft (together with its permitted assigns and successors, the "Holder").

                  Reference is made to that $1,000,000 secured convertible promissory note, dated of even date herewith, (the "Note") issued by Commercial Consolidators Corp., an Alberta, Canada corporation (the "Obligor") to the Holder. Reference is also made to the Stock Pledge Agreement, dated of even date herewith (the "Pledge Agreement"), pursuant to which the undersigned Guarantor has pledged to the Holder an aggregate of 500,000 shares of Common Stock of the Obligor owned of record and beneficially by Guarantor (the "Pledged Stock"), as partial collateral to secure payment and performance of the "Guaranteed Obligations" described below. This Guaranty shall terminate when the Obligor substitutes collateral in accordance with Section 8 of the Pledge Agreement.

                  Unless otherwise defined herein, all capitalized terms, when used herein shall have the same meaning as is defined in the Note. In order to induce the Holder to provide a $1,000,000 loan to the Obligor, as evidenced by the Note, the undersigned Guarantor has agreed to execute and deliver this Guaranty to the Holder. The Guarantor is a senior executive officer and director of the Obligor.

                  The Guarantor does hereby irrevocably and unconditionally guaranty to the Holder of the Note, to the extent hereinafter set forth, the full and timely payment by the Obligor of all principal, accrued interest and other amounts payable under the Note, including, without limitation, the payments contemplated by Section 4.8 of the Note (the obligation to pay all such amounts, when due, is hereafter referred to as the "Guaranteed Obligations"). Notwithstanding anything to the contrary, express or implied, contained in this Guaranty, the maximum amount of the Guaranteed Obligations hereunder and the personal liability of the Guarantor pursuant to this Guaranty shall be limited to the sum of the sum of (U.S.) One Hundred Thousand Dollars ($100,000) in excess of the amounts released by the Holder from the sale of the Pledged Stock, and as further limited by the Guaranteed Return set forth in Section 4.8 of the Note. Except for the foregoing assets and property of Guarantor, no other personal assets of the Guarantor shall be subject to the claims of the Holder or any other person, firm or corporation under this Guaranty.

                  This is an absolute, irrevocable and unconditional guaranty of payment and performance and not merely of collection and that Guarantor shall be jointly and severally liable with the Obligor; provided, that the Holder shall first enforce its rights and remedies against the Obligor under the Note and against the Pledged Stock under the Pledge Agreement, prior to enforcing this Guaranty against the Guarantor for any deficiency in payment of the Guaranteed Obligations up to a maximum of One Hundred Thousand Dollars ($100,000) in the aggregate. Subject to the foregoing, in the event that there shall at any time occur and be continuing any default by the Obligor in the payment of the Guaranteed Obligations, the Guarantor shall forthwith pay to the Holder, on demand, all Guaranteed Obligations which shall then be due and payable (whether by acceleration or otherwise), up to the maximum amount set forth herein. In furtherance hereof, the Guarantor does hereby acknowledge and confirm that the Guaranteed Obligations are intended to and will confer significant benefit upon the Guarantor.


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                  1. Notwithstanding any payment(s) made by the Guarantor
hereunder, but without prejudice to the Guarantor's rights as a creditor of the Obligor, the Guarantor shall in no event be entitled to be subrogated to any of the rights of the Holder against the Obligor unless and until all Guaranteed Obligations shall have been paid in full; and the Guarantor shall in no event seek any contribution or reimbursement from the Obligor in respect of any payment(s) made by or received in respect of the Guarantor hereunder, unless and until all of the Guaranteed Obligations shall have been paid in full.

                  2. The Guarantor hereby acknowledges and agrees that the validity of this Guaranty and the Guarantor' obligations hereunder shall in no way be terminated, modified, affected, impaired or diminished by reason of any of (i) any failure by the Holder to insist in any one or more instances upon strict performance or observance by the Obligor of any of the terms, provisions or conditions of the Note, (ii) any assertion or non-assertion by the Holder against the Obligor of any of the rights or remedies reserved to the Holder in the Note, (iii) any forbearance by the Holder from exercising any of its rights or remedies as aforesaid, (iv) any bankruptcy, insolvency, receivership, reorganization, liquidation or other similar proceeding relating to the Obligor,
(v) any relief of the Obligor and/or the Guarantor from any of its obligations under the Note, by operation of law, in equity or otherwise, (vi) any amendment, modification, extension, renewal, termination, compromise or waiver under or in respect of the Note, or (vii) any transfer, assignment or negotiation of the Note or this Guaranty. Except for any required demand in respect of payment hereunder, the Guarantor hereby waives any and all notice, demand, presentment, protest and other such privilege or formality, and all notice in respect of the creation, renewal, extension or accrual of any Guaranteed Obligations. The Guarantor represents and warrants to the Holder that this Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms; the Guarantor has full capacity and power to execute and deliver this Guaranty; and the execution and delivery by the Guarantor of this Guaranty and the performance by the Guarantor of his obligations hereunder, do not violate, or conflict with, any agreement, instrument, note, judgment, order or decree binding on the Guarantor or under any law, rule or regulation applicable to the Guarantor, which violation or conflict would have a material and adverse effect on the Guarantor's ability to perform his obligations under this Guaranty.

                  3. In the event of the death of the Guarantor, this Guaranty shall automatically terminate and shall be of no further force or effect, and shall not be binding upon the heirs, executors, administrators, representatives, successors and assigns of the Guarantor; provided, that the death of the Guarantor shall not adversely affect the rights of the Holder to enforce all of its rights and remedies under the Pledge Agreement with respect to the Pledged Stock. Except as aforesaid, this Guaranty shall inure to the benefit of the Holder and its successors and assigns.

                  4. Subject to applicable statutes of limitations, no delay on the part of the Holder in exercising any rights hereunder, or any failure by the Holder to exercise any such rights, shall operate as a waiver of any such rights for any purposes, it being understood that, subject to applicable statutes of limitations, the Holder may exercise any and all of his rights hereunder at any time and from time to time pursuant to the terms hereof.

                  5. Except as otherwise provided herein, this Guaranty may not be terminated, modified or amended except by a writing duly executed by the Holder and the Guarantor.

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                  6. This Guaranty shall be governed by and construed in
accordance with the laws of the State of New York, United States of America, without giving effect to principles of conflicts of laws. The Guarantor does hereby consent to the jurisdiction of all courts sitting in the State of New York, United States of America in connection with any action or proceeding under or in respect of this Guaranty, and waives trial by jury in any such action or proceeding.

                  7. In the event that the Holder shall, after default by the Guarantor of any of his obligations hereunder, place this Guaranty in the hands of any attorney for enforcement and/or collection, the Guarantor shall pay to the Holder reasonable attorneys' fees together with all other reasonable costs and expenses of enforcement and collection.

                  8. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound hereby, has executed this Guaranty as of the date set forth above.



                                By:________________________________________
                                            LEONARD S. BLACK

ACCEPTED AND AGREED TO:

ALPHA CAPITAL AKTIENGESELLSCHAFT


By:________________________________________


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